                                                                Exhibit 10.1(e)

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of September 25, 1996, by and among The Mentus Group, Inc., a Delaware corporation (the "Company"), 21st Century Communications Partners, L.P., a Delaware limited partnership, 21st Century Communications T-E Partners, L.P., a Delaware limited partnership, 21st Century Communications Foreign Partners, L.P., a Delaware limited partnership (collectively, the "Initial Investors") and certain other holders of shares of the Company's Series B Senior Cumulative Compounding Convertible Redeemable Preferred Stock, par value $1.00 per share, (the "Series B Preferred Stock") and certain other shareholders of the Company who are parties to this Agreement by virtue of their execution and delivery of the agreement attached hereto as Exhibit A (collectively, the "Initial Shareholders").

      WHEREAS, the Company and the Initial Investors have entered into a certain Stock Purchase Agreement (the "Purchase Agreement"), dated as of the date hereof, pursuant to which each of the Initial Investors is purchasing from the Company, simultaneously with the execution and delivery of this Agreement on the date hereof, certain newly issued securities of the Company; and

      WHEREAS, the Company's Board of Directors has determined that such purchase is in the Company's best interests, and each Initial Investor has concluded that such purchase is in its best interests;

      NOW, THEREFORE, in consideration of the foregoing premises and the covenants and agreements herein contained, in order to induce the Initial Investors to enter into the Purchase Agreement and consummate the transactions contemplated thereby, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Initial Shareholders and the Company agree with the Initial Investors as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1 As used in this Agreement, the following terms have the meanings indicated:

      "Agreement" means this Registration Rights Agreement, dated as of September 25, 1996, as amended from time to time in accordance with the terms hereof.

      "Affiliate" shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition "control" (including the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

      "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banking institutions in New York, New York are required or authorized by law to be closed.

      "Commencement Date" means the date hereof.

      "Commission" means the Securities and Exchange Commission.

      "Common Stock" means the Common Stock, $.01 par value per share, of the Company and any capital stock into which such Common Stock may thereafter be reclassified or otherwise changed; and such term shall also include all securities of the Company or any other issuer issued to the holders of shares of Common Stock as a dividend or other distribution or, in exchange for, in replacement of or upon the exercise of any conversion, purchase or subscription right associated with any shares of Common Stock.

      "Company" means The Mentus Group, Inc., a Delaware corporation, and its successors.

      "Company Indemnified Parties" has the meaning set forth in Section 5.2.

      "Company Notice" has the meaning set forth in Section 2.2(a).

      "Contract" means any agreement, contract, commitment, indenture, lease, license, instrument, note, bond, security, agreement in principle, letter of intent, undertaking, promise, covenant, arrangement or understanding, whether written or oral.

      "Demand Notice" has the meaning set forth in Section 2.2(a).

      "Demand Registration" has the meaning set forth in Section 2.1.

      "Disadvantageous Effect" has the meaning set forth in Section 2.4.

      "Exchange Act" means the Securities and Exchange Act of 1934, as amended, or any successor federal statute, and (unless the context otherwise indicates) the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

      "Indemnified Party" has the meaning set forth in Section 6.3.

      "Indemnifying Party" has the meaning set forth in Section 6.3.

      "Initial Investors" has the meaning set forth in the introductory paragraph.

      "Initiating Investor" has the meaning set forth in Section 2.2(a).

      "Initial Shareholders" has the meaning set forth in the introductory paragraph.

      "Investors" means the Initial Investors and each other Person, other than the Company or an Affiliate of the Company who (i) at any time acquires any Registrable Shares directly or indirectly from any Initial Investor in a transaction or chain of transactions not involving a public offering within the meaning of and registered under the Securities Act and (ii) was assigned by the Investor from whom such Registrable Shares were acquired, the registration rights of an Investor hereunder with respect to such Registrable Shares, together with the successors of each of the foregoing in each case for so long as any such person continues to hold any Registrable Shares.

      "Issue Date" has the meaning set forth in the Purchase Agreement.

      "Losses" has the meaning set forth in Section 6.1.

      "Majority Investors" means any one or more Investors who hold a total number of Registrable Shares equal to at least a majority of the aggregate number of Registrable Shares then held by all Investors.

      "Majority Participating Investors" has the meaning set forth in Section 2.2(d).

      "Majority Selling Stockholders" means with respect to any Demand Registration or Piggyback Registration, any one or more Selling Stockholders who hold a total number of Registrable Shares equal to at least a majority of the aggregate number of Registrable Shares which are held by all Selling Stockholders and which are or are to be included in such Demand Registration or Piggyback Registration.

      "Majority Shareholders" means any one or more Shareholders who hold a total number of Registrable Shares equal to at least a majority of the aggregate number of Registrable Shares then held by all Shareholders.

      "Majority Stockholders" means any one or more Stockholders who hold a total number of Registrable Shares equal to at least a majority of the aggregate number of Registrable Shares then held by all Stockholders.

      "Other Investor" has the meaning set forth in Section 2.2(a).

      "Participating Investor" has the meaning set forth in Section 2.3.

      "Person" mean an individual, partnership, corporation, trust, unincorporated organization or government or political department or agency thereof or other entity, whether acting in an individual, fiduciary or other capacity.

      "Piggyback Registration" has the meaning set forth in Section 3.1.

      "Preemptive Rights Agreement" shall mean that Preemptive Rights Agreement dated the date hereof among the Company and the Initial Investors and the Initial Shareholders, as amended from time to time.

      "Purchase Agreement" shall have the meaning assigned to it in the introductory paragraphs.

      "Registrable Shares means as of any time of determination:

                  (i) in the case of any Investor, all shares of Common Stock held by such Investor as of such time, including, without limitation, (A) shares of Common Stock issued or issuable upon conversion of any share or shares of the Series B Preferred Stock then or formerly held by such Investor which originally were issued to an Initial Investor, (B) shares of Common Stock or other securities of any issuer issued or issuable to such Investor as a dividend or other distribution, in exchange for or in replacement of or otherwise in respect of any Registrable Shares then or formerly held by such Investor and (C) in the case of any Investor which is within the definition of "Investors" in the Stockholders Agreement, shares of Common Stock otherwise acquired by such Investor, whether in private or open market purchases, pursuant to the Preemptive Rights Agreement upon exercise of any Rights therein or formerly acquired by such Investor or otherwise.

                  (ii) in the case of any Initial Shareholder, all shares of
            Common Stock held by such Initial Shareholder as of such time and which (A) were issued or are issuable upon conversion of any share or shares of Series B Preferred Stock then or formerly held by such Investor, or upon exercise of any other Rights then or formerly beneficially owned by such Investor, (B) were acquired by such Initial Shareholder pursuant to the Preemptive Rights Agreement to the extent that the right to acquire such shares was directly attributable to the ownership by such Initial Shareholder of Registrable Shares then held by such Initial Shareholder and (C) shares of Common Stock or other securities of any issuer issued or issuable to such Initial Shareholder as a dividend or other distribution on, in exchange for or in replacement of or otherwise in respect of any Registrable Shares then or formerly held by such Shareholder; and

                  (iii) in the case of any Shareholder other than an Initial
            Shareholder, all shares of Common Stock held by such Shareholder as of such time and which (A) were acquired by such Shareholder, in a transaction not involving a public offering within the meaning of the Securities Act, from a transferor who was, at the time of the transfer, a Shareholder and were Registrable Shares in the hands of such transferor immediately prior to the transfer, (B) were acquired by such Shareholder, after the date such Shareholder first became a Shareholder, pursuant to the

            Preemptive Rights Agreement to the extent that the right to acquire such shares was directly attributable to the ownership by such Shareholder of Registrable Shares then held by such Initial Shareholder and (C) shares of Common Stock or other securities of any issuer issued or issuable to such as a dividend or other distribution on, in exchange for or in replacement of or otherwise in respect of any Registrable Shares then or formerly held by such Initial Shareholder.

For purposes of this Agreement, any Person shall be deemed to hold, as of any time, (i) all issued and outstanding shares of Common Stock, Registrable Shares or other securities then held or deemed to be held by such Person, (ii) all additional shares of Common Stock, Registrable Shares or other securities which would then be held by such Person if it were assumed that all shares of Series B Preferred Stock, if any, then held or deemed to be held by such Person had been duly and effectively converted in full at and effective as of such time, (iii) all additional shares of Common Stock, Registrable Shares or other securities which would then be held by such Person if it were assumed that all Rights, if any, then held or deemed to be held by such Person had been duly and effectively exercised in full at and effective as of such time and (iv) all additional shares of Common Stock, Registrable Shares or other securities, if any, which such Person then has a right to purchase pursuant to the Preemptive Rights Agreement or any other preemptive rights agreement in existence on the Issue Date by virtue of any prior exercise of preemptive rights under such agreement, assuming, in the case of each of clauses (ii) and (iii), that all adjustments to the kind, number and amount of shares of capital stock or other securities issuable upon exercise, exchange or conversion of any of the shares of Series B Preferred Stock or other Rights referred to in such clause required by reason of any event or transaction occurring at or prior to such time had been duly and effectively made as and when required by the terms thereof.

      "Registration Expenses" shall mean, with respect to any Demand Registration or Piggyback Registration all (i) registration, qualification and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including the reasonable fees and disbursements of counsel for any underwriters, dealers or placement agents in connection therewith), (iii) printing expenses (or comparable duplication expenses) and escrow fees, (iv) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties),
(v) fees and disbursements of counsel for the Company, (vi) fees and expenses for independent certified public accountants retained by the Company (including all fees and expenses associated with the delivery by independent certified public accountants of a "cold comfort" letter or letters), (vii) fees and expenses of any special experts retained by the Company in connection with such registration, (viii) fees and expenses of listing the Registrable Shares on a securities exchange or otherwise in connection with clause (r) of Section 4.1,
(ix) the reasonable fees and expenses of a single firm of legal counsel for the Investors participating in such Demand Registration or Piggyback Registration,
(x) the reasonable fees and expenses of a single firm of legal counsel for the Shareholders participating in such Demand Registration or Piggyback Registration and (xi) all other reasonable fees, costs, expenses and disbursements incurred in connection with or incident to the Company's compliance with Article IV; provided, however, that all such fees, costs, expenses and disbursements shall be customary. The Company shall not be responsible for and the

Selling Stockholders shall pay any stock transfer taxes, if any, and or underwriting discounts or commissions relating to the distribution of the Registrable Shares of any Stockholder.

      "Registration Statement" means a registration statement of the Company under the Securities Act on any form for which the Company then qualifies and which permits the sale thereunder of the number of Registrable Shares (and any other securities of the Company) to be included therein in accordance with this Agreement by the sellers and, in the case of the Registrable Shares, according to the method(s) of distribution determined in accordance with this Agreement and in the case of any other securities covered thereby, according to the plan(s) of distribution described therein, including all exhibits and schedules to, all financial statements included in or otherwise filed with, and all documents incorporated by reference in any such registration statement, in each case as amended or supplemented as of any reference date.

      "Restriction Period" has the meaning set forth in Section 4.6.

      "Requesting Investor" has the meaning set forth in Section 2.2(a).

      "Rights" means any options, warrants, convertible or exchangeable securities or other rights, however denominated, to subscribe for, purchase or otherwise acquire any equity interest or other security of any class or series, with or without payment of additional consideration in cash or property, either immediately or upon the occurrence of a specified date or a specified event or the satisfaction or happening of any other condition or contingency.

      "Second Company Notice" has the meaning set forth in Section 2.2(b).

      "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and (unless the context otherwise indicates) the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

      "Selling Stockholders" means, with respect to any Demand Registration or Piggyback Registration, any Stockholder, holding any Registrable Shares which are or are to be included in such Demand Registration or Piggyback Registration in accordance with this Agreement.

      "Shareholders" means the Initial Shareholders, each Person, if any, who becomes a party to and a "Shareholder" under this Agreement pursuant to Section 7.17, and each other Person, other than the Company, who (i) at any time acquires any Registrable Shares directly or indirectly from an Initial Shareholders in transaction or chain of transactions not involving a public offering within the meaning of the Securities Act and (ii) was assigned by an Initial Shareholder from whom such Registrable Shares were acquired, the registration rights of a Shareholder under this Agreement with respect to such Registrable Shares, together with the successors of each of the foregoing, in each case for so long as any such Person continues to hold Registrable Shares.

      "Shelf Registration" has the meaning set forth in Section 2.8.

      "Stockholder Indemnified Parties" has the meaning set forth in Section
6.1.

      "Stockholders" means the Investors and the Shareholders.

      "Stockholders' Agreement" means the Stockholders Agreement dated the date hereof, among the Company and certain stockholders of the Company as the same may be amended from time to time in accordance with its terms.

      All other capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Purchase Agreement.

                                   ARTICLE II

                               DEMAND REGISTRATION

      Section 2.1 Right to Demand Registration. The Investors shall have the right to require the Company to register Registrable Shares under the Securities Act (a "Demand Registration"), which right shall be exercisable in the manner set forth in this Article II at any time or from time to time on or after the Commencement Date.

      Section 2.2 Demand Procedure.

            (a) Any one or more Investors (each an "Initiating Investor") may at any time and from time to time on or after the Commencement Date furnish the Company with a written request (a "Demand Notice") which sets forth the number of Registrable Shares requested to be registered in a Demand Registration and such Initiating Investor's preferred method(s) of distribution of such Registrable Shares permitted by Section 2.3(a). Upon receipt by the Company of a Demand Notice, the Company shall promptly notify each of the other Investors (the "Other Investors") in writing of such request for registration and such notice shall name each Initiating Investor and set forth the other information contained in each Demand Notice. Upon receipt of such notice from the Company (the "Company Notice"), each Other Investor may give the Company a written request to register any or all of such Other Investor's Registrable Shares in the Demand Registration described in the Company Notice; provided, that such written request is given within ten (10) Business Days after the date on which the Company Notice is given. Any such request made by any Other Investor shall state (A) the number of Registrable Shares to be so registered in such Demand Registration by such Other Investor, (B) such Other Investor's preferred method(s) of distribution of such Registrable Shares permitted by Section 2.3(a) hereof, and (C) any other information that the Company Notice reasonably requests be included in such notice from such Other Investor. As used herein, the term "Requesting Investor(s)" means the Initiating Investor(s) and all Other Investor(s), if any, requesting the registration of Registrable Shares pursuant to a Demand Registration in accordance with this Section 2.2(a) following the giving of the Company Notice.

            (b) If any Initiating Investor commences the procedures set forth in
Section 2.2(a) on any occasion, then the Company shall be obligated, upon completion of such procedures, to promptly proceed to effect the requested Demand Registration in accordance with this Agreement if either the Requesting Investor(s) with respect to such Demand Registration include one or more Investors who (A) hold in the aggregate at least a majority of the aggregate number of Registrable Shares then held by all of the Investors and (B) have requested the registration in such Demand Registration of a number of Registrable Shares (whether or not such Registrable Shares requested to be registered are issued shares) equal to at least 25% of the aggregate number of Registrable Shares then held by all of the Investors.

            Unless the Majority Investors otherwise agree, if the condition stated immediately preceding sentence is not satisfied in the case of any request for a Demand Registration, then the Company shall not be required to undertake such required registration and such requested registration shall not in any event be deemed to be a "Demand Registration," even if the Company elects to undertake such requested registration although not obligated to do so. If either such condition is satisfied, the Company shall promptly give each Investor who is not a Requesting Investor a written notice (the "Second Company Notice") which shall (A) contain, with respect to each Requesting Investor, all of the information which was required to be included in the Company Notice with respect to each Initiating Investor and (B) contain a statement of rights of each such Investor's rights under the next two sentences of this Section 2.2(b). Upon receipt of the Second Company Notice, each such Investor may give the Company a written request to register any or all of such Investor's Registrable Shares in the Demand Registration described in the Company Notice; provided, that such written request is given within ten (10) Business Days after the date on which the Second Company Notice is given. Any such request made by any such Investor shall state (A) the number of Registrable Shares to be so registered in such Demand Registration by such Investor, (B) such Investor's preferred method(s) of distribution of such Registrable Shares permitted by Section 2.3(a), and (C) any other information that the Second Company Notice reasonably requests be included in such notice from such Investor. As used herein, the term "Participating Investors" means the Requesting Investor(s) and all Other Investor(s), if any, requesting the registration of Registrable Shares pursuant to a Demand Registration following the giving of the Second Company Notice.

            (c) Subject to Section 2.3, if the condition stated in Section 2.2(b) is satisfied with respect for a Demand Registration, the Company shall, as soon as practicable after the date on which the Second Company Notice is given, file with the Commission and use its best efforts to cause to become effective a Registration Statement which shall cover the Registrable Shares requested to be registered by the Participating Investors and shall take all other actions (including those required by Article IV) as may be necessary or advisable to permit the Participating Investors to dispose of all such Registrable Shares requested to be included in such Demand Registration in accordance with the intended method(s) of distribution and in compliance with the Securities Act and state "blue sky" and securities laws.

            (d) The Participating Investors may, at any time and from time to time reasonably in advance of the planned date of consummation of the sale or other distribution of Registrable Shares pursuant to any Demand Registration,
(i) permit any Participating Investor to withdraw, in whole or in part, from participation in such Demand Registration, (ii) permit any Investor who was not originally a Participating Investor to become a Participating Investor and include in such Demand Registration any or all of such Investor's Registrable Shares or (iii) otherwise increase or decrease the number of Registrable Shares to be included in such Demand Registration, in each case at the sole discretion of the holders of the majority of the Registrable Shares which are held by the Participating Investors and which are or are to be included in such Demand Registration (the "Majority Participating Investors"); provided, however, that if any such decrease would result in the reduction of the number of Registrable Shares to be registered in such Demand Registration to a number that would not be sufficient to satisfy the condition stated in the first sentence of Section 2.2(a), then such decrease shall not be effective unless approved by the Majority Investors and, if so approved, the Participating Investor(s) shall be deemed to have abandoned and terminated such Demand Registration. The Majority Participating Investors may terminate or abandon such Demand Registration upon written notice to the Company to that effect.

      Section 2.3 Methods of Distribution; Reduction in Shares to be Registered.

            (a) Subject to the last sentence of this Section 2.3(a) and to the provisions of Section 2.3(b), the Registrable Shares of any Participating Investor included in a Demand Registration may be registered for sale by such Participating Investor directly or through sale or placement agents or to or through one or more underwriters or broker-dealers designated from time to time by such Participating Investor and for resale by any such underwriter or broker-dealer, in one or more transactions and at a fixed price or prices, which may be changed, at market prices prevailing at the time of sale, at prices related to such prevailing market prices, at prices determined on a negotiated or competitive bid basis or at a price or prices otherwise determined by such Participating Investor. Notwithstanding the preference of any Participating Investor in any Demand Registration, if the Majority Participating Investors, in their sole discretion, determine that the offering and sale of Registrable Shares pursuant to such Demand Registration should be pursuant to an underwriting or through a selling or placement agent or syndicate, then such Majority Participating Investors shall have the right to select the underwriters or managing underwriter, selling or placement agent or managing selling or placement agent or syndicate manager for such offering and sale and to establish, by agreement with such underwriters, managing underwriter, selling or placement agents, managing selling or placement agent or syndicate manager or otherwise the price or prices and other terms of such underwriting, offering and sale, and in such event no Participating Investor who otherwise would be entitled to include Registrable Shares in such Demand Registration shall be entitled to have such Registrable Shares so included unless they are included in such underwritten offering or through such selling or placement agent or syndicate at such price or prices and on such terms. The Participating Investors shall offer the Company the opportunity to participate in negotiations with any of the foregoing Persons regarding the terms of such underwriting, offering or sale relating to expenses required to be paid by the Company pursuant to this Agreement.

            (b) If a Demand Registration is for or includes an underwritten offering or an offering through a sales or placement agent or syndicate, and the managing underwriter, such sales or placement agent, or the managing sales agent or the syndicate manager determines in good faith that inclusion in such registration of all Registrable Shares and other securities, if any, requested or proposed to be included in such offering exceeds the number that could be sold without having an adverse effect on such offering, including the price at which the Majority Participating Investors propose to sell their Registrable Shares included in such offering, then the number of Registrable Shares to be offered for the accounts of the Participating Investors shall be reduced or limited on such basis in proportion to the respective numbers of Registrable Shares requested to be included in such offering by such Participating Investors, to the extent necessary to reduce the total number of shares to be included in such offering to the amount recommended by such managing underwriter, agent, managing sales agent or syndicate manager, provided, that if, without violation of Section 2.7, in connection with such Demand Registration securities other than Registrable Shares held by Participating Investors are being offered (whether for the account of the Company or any Person other than an Investor, such reduction shall be made (i) first, from any shares proposed to be sold for the account of the Company and/or other Persons who are not Investors allocated in such manner as may be acceptable to the Company) and (ii) second, from the Registrable Shares requested to be included in such registration by the Investors (allocated, if necessary, pro rata among all such Investors on the basis of the relative numbers of Registrable Shares each such Investor has requested to be included in such registration), it being understood and agreed that the securities referred to in clause (i) above shall not be included in any such offering unless or until all the Registrable Shares requested to be included in such offering by the Investors are so included. In the event that any Participating Investor proposes to distribute or sell any of such Participating Investor's Registrable Shares included in a Demand Registration by any method permitted by Section 2.3(a) or at any price which is materially different from the method or price proposed by the Majority Participating Investors for the distribution of the Registrable Shares to be distributed or sold for the accounts of the Participating Investors and if the Majority Participating Investors shall reasonably determine, and shall notify each Participating Investor in writing of such determination, after consultation with the managing underwriter, sales or placement agent, managing sales or placement agent or syndicate manager, if any, selected by the Majority Participating Investors or an independent investment banking firm of nationally recognized standing if there is no underwriter, agent or manager, that the proposed distribution or sale of Registrable Shares by such Participating Investor by such method or at such price would materially adversely affect the success of the sale of Registrable Shares to be sold for the accounts of the Majority Participating Investors, then such Participating Investor shall not be entitled to include such Registrable Shares in such Demand Registration unless such Participating Investor selects, by written notice to the Participating Investors and the Company within ten (10) days after such notice of such determination is given, another method of distribution permitted by Section 2.3(a) or another price (as the case may be) which in the reasonable judgment of such underwriter, agent or manager or such investment banking firm (as the case may be) will not have such an effect.

      Section 2.4 Right of the Company to Suspend Registration. The Company shall be entitled to suspend, for a reasonable period of time not in excess of ninety (90) days after its receipt of a Demand Notice, the filing of any Registration Statement which it otherwise would be required to file pursuant to this Article II, if (i) at any time prior to the filing of such Registration Statement the Board of Directors of the Company determines, in good faith and in the exercise of reasonable business judgment, that such filing would materially interfere with or otherwise adversely affect in any material respect any material planned financing, acquisition, corporate reorganization or other transaction involving the Company (a "Disadvantageous Effect") and (ii) the Company gives all Selling Stockholders written notice of such suspension; provided, however, that a suspension pursuant to this Section 2.4 or pursuant to Section 4.2 by reason of the existence of one or more Disadvantageous Effects shall be authorized only once during any twelve-month period. In the event of any suspension pursuant to this Section 2.4, then unless the request for the Demand Registration is withdrawn pursuant to the last sentence of this Section 2.4, the Company shall file such Registration Statement as soon as practicable after the first to occur of (i) the consummation of the transaction which is the asserted basis for such Disadvantageous Effect, (ii) the abandonment or termination of such transaction prior to consummation, (iii) the determination by the Board of Directors of the Company that such filing would not or would no longer result in such Disadvantageous Effect and (iv) the ninety-first (91st) day after the receipt of the applicable Demand Notice. If the Company shall suspend the filing of any Registration Statement pursuant to this Section 2.4, the Majority Participating Investors shall have the right to withdraw the Demand Notice for such registration by giving written notice to the Company prior to expiration of such suspension period.

      Section 2.5 Certain Limitations on Requesting or Participating in a Demand Registration.

            (a) Unless the Majority Investors otherwise determine, no Investor shall be entitled to give a Demand Notice if all of the Registrable Shares requested in such Demand Notice to be registered in a Demand Registration then may be publicly offered and sold by such Investor without registration or qualification under the Securities Act or state securities laws, without limitation as to volume or manner of sale and without any other material limitation, restriction or condition. Unless the Majority Investors otherwise determine, no Investor shall be entitled to participate in any Demand Registration if all of the Registrable Shares requested to be registered in such Demand Registration then may be publicly offered and sold by such Investor without registration or qualification under the Securities Act or state securities laws, without limitation as to volume or manner of sale and without any other material limitation, restriction or condition. If any dispute between the Company and any of the Investors regarding the application of this Section
2.5 in a particular instance shall arise, then such dispute shall promptly thereafter be submitted for resolution by an independent law firm of recognized national standing selected by the Company and reasonably acceptable to the other parties to such dispute, and the written opinion of such law firm with respect to that particular dispute shall be final and conclusive. The Company shall endeavor to cause such law firm to render its opinion as promptly as reasonably practicable. In the event such law firm concurs with the Company in its opinion, the fees and expenses of such law firm shall be paid by the Investors and in the event such law firm concurs with the Investors in its opinion, the fees and expenses of such law firm shall be paid by the Company.

            (b) Any provision herein to the contrary notwithstanding, the Company will not be obligated to take any action to effect any Demand Registration pursuant to this Article II if the Demand Notice is delivered to the Company within one hundred eighty (180) days, of the date that a Letter of Intent, or any equivalent agreement, is executed and delivered by the Company and any underwriter or, if no such Letter of Intent is executed in connection with such registration, within one hundred eighty (180) days of the effective date of a prior registered offering of the Company's securities with respect to which the Investors were eligible to exercise their Piggyback Registration rights described in Article III. The foregoing shall not, however, affect any of the Company's obligations with respect to any Shelf Registration effected prior to such effective date.

      Section 2.6 Form of Registration Statement. If in connection with a Demand Registration, the Company proposes to effect such registration through the filing of a Registration Statement on a particular registration form available for such registration under the Securities Act and either the Majority Participating Investors, the underwriters or managing underwriter, selling or placement agent or managing selling or placement agent or syndicate manager, if any, in connection with such Demand Registration shall advise the Company in writing of its or their reasonable and good faith opinion that the use of another available form is of material importance to the success of the proposed offering or sale or other distribution contemplated, then such Demand Registration shall be effected on such other form.

      Section 2.7 No Other Participants in Demand Registration.

            (a) Unless otherwise agreed by the Majority Investors, and except as otherwise expressly provided in Section 2.7(b) neither the Company nor any other Person except an Investor shall be permitted to include any shares of Common Stock, Rights or other securities for registration, offering, sale or distribution in any Demand Registration.

            (b) If any Demand Registration is for an underwritten offering of Common Stock, and is not for Shelf Registration then no later than ten (10) Business Days prior to the anticipated filing date of the applicable Registration Statement, the Company shall give each Shareholder written notice to such effect; provided, however, that if none of the Shareholders own Registrable Shares such Shareholders need not be given such notice nor shall he be entitled to any rights under this Section 2.7(b). Upon the terms and subject to the conditions and limitations set forth in this Section 2.7(b), any such Shareholder may elect to request to participate in such registration by giving the Company, within ten (10) Business Days after such notice has been given by the Company, a written request to register any or all of such Shareholder's Registrable Shares in connection with such registration. Any such request by a Shareholder shall state (i) the kind and number of Registrable Shares to be included in such registration by such Shareholder and (ii) any other information that the Company reasonably requests in such notice given by it to such Shareholder. Such Shareholder shall not be entitled to include in any Demand Registration any Registrable Shares unless such Shareholder delivers to the Majority Participating Investors a written opinion of legal counsel, reasonably satisfactory to the Majority Participating Investors, to the effect that the number of Registrable Shares requested by such Shareholder to be included in such registration could not then be sold by such Shareholder under Rule 144 (or any successor provision then in force) under the Securities Act or any other available exemption from registration under the Securities Act. If the managing underwriter shall advise the Majority Participating Investors in writing that, in its opinion in its sole discretion, the number of Registrable Shares requested to be included in such registration exceeds the number which would have an adverse effect on such offering, including the price at which such securities can be sold or the timing of such offering or sale, such Shareholder will be permitted to include in such registration only such number of Registrable Shares, if any, requested to be included therein pursuant to this
Section 2.7 which in the opinion of such managing underwriter may be included therein without having any such adverse effect (allocated, if necessary, pro rata among all such Shareholders on the basis of the relative numbers of Registerable Shares each such shareholder has requested to be included in such registration). Such Shareholder's right to participate in any Demand Registration pursuant to this Section 2.7(b) shall be subject to his compliance in all material respects with all obligations to which such Shareholder would be subject under this Agreement if such Demand Registration were a Piggyback Registration in which such Shareholder was participating as a Selling Stockholder under Article III, including all obligations under Article IV including Section 4.5 and Article VI. If, in the opinion of the managing underwriter, the inclusion in such registration of Registrable Shares of such Shareholder which such Shareholder otherwise would be entitled to include would have any adverse effect referred to above by reason of the failure of such Shareholder to comply on a timely basis with Section 4.5, to provide information necessary or desirable or otherwise to cooperate on a timely basis in connection with such registration, then such Shareholder may be excluded from participation in such registration. In no event shall such Shareholder be considered as, or have any of the rights of, an Investor or Participating Investor for any purpose; without limiting the generality of the foregoing, such Shareholder shall be entitled to a vote or any other right with respect to any decision or action which any provision of this Agreement requires or permits on the part of the Investors, the Participating Investors, the Majority Investors or the Majority Participating Investors, or any of them, or on the part of the Majority Selling Stockholders.

      Section 2.8 Shelf Registration.

            (a) Any request by any Investor for a Demand Registration pursuant to this Article II may, at the election of the Initiating Investor by specification in the applicable Demand Notice, include a request that all or any of the Registrable Shares requested to be included in such Demand Registration be registered under the Securities Act for offering and sale on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a "Shelf Registration"). In the event of any such request for a Shelf Registration, the Company Notice shall state that such request was for or included a Shelf Registration. To the extent that a Demand Notice is for or includes a Shelf Registration, neither the Investor requesting such Shelf Registration nor any other Participating Investor participating in such Shelf Registration shall be required to include in the applicable Demand Notice or any other request for inclusion in such Shelf Registration made in accordance with this Article II or otherwise provide information with respect to the desired price range for the Registrable Shares requested to be included therein by any Participating Investor or the intended method(s) of disposition or distribution thereof except to the extent and at the time or times required in order to satisfy the requirements of Items 508 and 512(a)(1)(iii) of Regulation S-K promulgated by the Commission. The method(s) of distribution of the Registrable Shares of any Participating Investor included in any Shelf Registration may be any method or methods permitted by Rule 415 of the Securities Act and any such Participating Investor may change such method or methods of distribution at any time and from time to time while the Registration Statement relating to such Shelf Registration is required to remain effective in accordance with the terms of Section 2.8(b) hereof, provided that such Participating Investor provides to the Company the information reasonably required to permit compliance with Items 508 and 512(a)(1)(iii) of Regulation S-K promulgated by the Commission.

            (b) The Company shall use all reasonable efforts to keep each Registration Statement filed with respect to any Shelf Registration continuously effective for a period of two years from the date on which the Commission declares such Registration Statement effective. Such period shall be automatically extended by the aggregate number of days, if any, during which any delay, deferral, postponement or suspension is in effect with respect to such Registration Statement.

            (c) The Company shall effect any Shelf Registration requested pursuant to this Agreement on a Registration Statement of the Company under the Securities Act on any form for which the Company then qualifies and which permits the offering and distribution thereunder of the number of Registrable Shares to be included therein in accordance with the method(s) of distribution determined in accordance with this Agreement. If, in connection with any existing Demand Registration (whether or not for or including a Shelf Registration), the Company proposes to effect such registration through the filing of a Registration Statement on a particular registration form available for such registration under the Securities Act and the Majority Investors with respect to such registration under the Securities Act and the Majority Participating Investors with respect to such Demand Registration shall advise the Company in writing of its or their reasonable and good faith opinion that the use of another available form is of material importance to the success of the proposed offering or sale or other distribution contemplated, then such Demand Registration shall be effected on such other form.

            (d) The fact that a Registration Statement with regard to a Shelf Registration is effective as of a particular time shall not prejudice or otherwise affect the rights of the Participating Investors or any other Investor to request a Demand Registration pursuant to this Article II, to participate in any such Demand Registration requested by any other Investors or to participate in any Piggyback Registration.

                                   ARTICLE III

                             PIGGYBACK REGISTRATION

      Section 3.1 Right to Require Piggyback Registration. If, on or at any time after the Issue Date, the Company proposes to register under the Securities Act (otherwise than on Form S-8 or Form S-4 and other than a Demand Registration) any shares of Common Stock, any Common Stock Rights or any other equity interests of the Company of any class, series, issue or other type included in the Registrable Shares (whether for sale in an underwritten public offering or otherwise and whether for the account of the Company or any other Person) and if the registration form to be used may be used for the registration of Registrable Shares for distribution by any method permitted by Section 3.2(a), then upon each and every such occasion the Company shall give prior written notice of such proposed registration to each Stockholder of its intention to do so promptly and in any event not later than twenty (20) Business Days before the anticipated filing date of the applicable Registration Statement. Such notice shall specify whether the proposed registration is for the account of the Company, for the account of one or more other Persons or both and also specify the kind and number or amount of securities proposed to be registered on behalf of each thereof and the proposed offering price or prices and distribution methods and arrangements. Upon the terms and subject to the conditions and limitations set forth in this Article III, each Stockholder may elect to participate in such registration by giving the Company, within ten (10) Business Days after such notice has been given by the Company, a written request to register any or all of such Stockholder's Registrable Shares in connection with such registration (any such registration as to which any such request is made being sometimes referred to as an "Piggyback Registration"). Any such request by a Stockholder shall state (i) the kind and number of Registrable Shares to be included in such registration by such Stockholder, (ii) such Stockholder's preferred method of distribution of such Registrable Shares permitted by Section 3.2(a) and (iii) any other information that the Company reasonably requests in such notice given by it to the Stockholders. Upon receipt of one or more of such requests, the Company shall, as soon as practicable, file with the Commission and use its best efforts to cause to become effective, a Registration Statement which shall cover the Registrable Shares requested to be registered by the requesting Stockholders and shall take all such other actions (including those required by Article IV) as may be necessary or advisable to permit the requesting Stockholders to dispose of all such Registrable Shares requested to be included in such Piggyback Registration in accordance with the permitted intended method or methods of distribution in compliance with the Securities Act and state "blue sky" and securities laws.

      Section 3.2 Methods of Distribution; Reduction in Number of Shares to be Registered.

            (a) Subject to Section 3.2(b) and Section 3.2(c), the Registrable Shares of any Stockholder included in an Piggyback Registration may be registered for sale by such Stockholder directly or through sales or placement agents designated from time to time or to or through one or more underwriters or broker-dealers designated from time to time by such Stockholder and for resale by any such underwriter or broker-dealer, in one or more transactions and at a fixed price, which may be changed, at market prices prevailing at the time of sale, at prices related to such prevailing market prices, at prices determined on a negotiated or competitive bid basis or at a price otherwise determined by such Stockholder.

            (b) In the case of any Piggyback Registration that is for (or includes) an underwritten public offering of securities to be sold for the account of the Company, if any Stockholder who has elected to participate therein has selected any other permitted method of distribution for any of its Registrable Shares elected to be included therein or proposes to offer or sell such Registrable Shares at a price different from the price determined or to be determined for such offering for the Company's account and if the managing underwriter determines reasonably and in good faith (and so notifies such Stockholder in writing) that the distribution of such Registrable Shares by such method or at such price will materially adversely affect the success of such offering of the securities to be sold for the account of the Company, and if no other Person will be permitted to participate in such Piggyback Registration using such method of distribution or at such price, then such Stockholder shall not be entitled to include in such Piggyback Registration such number of such Registrable Shares which the managing underwriter determines will materially adversely affect the success of such offering, except to the extent that such Stockholder elects, by written notice to the Company within ten (10) days after receipt of such written advice, to include, subject to Section 3.2(c), such Registrable Shares in such underwritten public offering. In the event that any Stockholder has selected any permitted method of distribution of any Registrable Shares included in an Piggyback Registration which is materially different from the method selected by the Majority Selling Stockholders for the distribution of the Registrable Shares to be sold for the accounts of the Majority Selling Stockholders or proposes to offer or sell such Registrable Shares at a price different from the price determined or to be determined for such offering and sale for the accounts of the Majority Selling Stockholders, and if the managing underwriters, if any, or an independent investment banking firm of nationally recognized standing if there is no managing underwriter shall reasonably and in good faith determine that the proposed distribution of Registrable Shares by such Stockholder participating in such Piggyback Registration by such method or at such price or prices would adversely affect the success of the sale of Registrable Shares to be sold for the accounts of the Majority Selling Stockholders, then the Majority Selling Stockholders shall notify each Stockholder participating in such piggyback registration of such determination and such Stockholder participating in such Incidental Registration shall not be entitled to include such Registrable Shares in such Piggyback Registration unless such Stockholder, by written notice to the Majority Selling Stockholders and the Company within ten (10) days after such notice of such determination is given, proposes any other method of distribution at a price (as the case may be) which in the reasonable judgement of such managing underwriters or such investment banking firm (as the case may be) will not have such an effect.

            (c) Subject to Section 4.5, if any Piggyback Registration is for (or includes) an underwritten offering, the Company will permit each Stockholder who elects to include any of his Registrable Shares in such Piggyback Registration to elect to include any or all of such Registrable Shares in such underwritten offering on the same terms and conditions as any similar securities included therein. If, in the case of any Piggyback Registration which is for (or which includes) an underwritten public offering which consists primarily of securities to be registered and sold for the account of the Company, the managing underwriter determines, reasonably and in good faith, that inclusion in such offering of the Registrable Shares so requested to be included and of the securities, if any, to be included (without violation of Section 3.4) in such offering for the accounts of any

Persons other than the Company and the Stockholders ("Other Securities") would materially adversely affect the success of such offering of the securities proposed to be distributed for the account of the Company, then written notice of such determination shall be given by the managing underwriter to each Stockholder who requested Registrable Shares to be included in such offering and the Registrable Shares and Other Securities to be included in such offering shall be reduced to the extent necessary to reduce the total number or amount of securities to be included in such offering to the amount recommended by the managing underwriter, with such reduction to be made in the following order: (i) first, by excluding from such Piggyback Registration securities proposed to be included therein by all Persons other than the Company, the Stockholders, and the other stockholder of the Company having registration rights existing at the time of this Agreement and (ii) next, if, after excluding from such Piggyback Registration pursuant to clause (i) of this sentence all securities proposed to be included therein by all Persons other than the Company, the Stockholders and the stockholders listed in Schedule 3.4, the managing underwriter continues to be of such opinion, by reducing the securities intended to be offered by the Stockholders and the stockholders listed on Schedule 3.4 on such basis as the Stockholders and such other holders may agree or, absent such agreement, on a pro rata basis in proportion to the respective numbers of Registrable Shares which each of the Stockholders and such other holders intended to include in such offering, it being understood that no reduction pursuant to clause (ii) of this proviso shall be made unless or until all securities proposed to be offered for the accounts of any Persons other than the Company and the Stockholders have been excluded from such offering.

      Section 3.3 Withdrawal of Registration. The Company may, without the consent of any Stockholder, delay, suspend, abandon or withdraw any Piggyback Registration and any related proposed offering or other distribution in which any Stockholder has requested inclusion of Registrable Shares pursuant to this
Article III.

      Section 3.4 No Other Participants in Piggyback Registration; Certain Limitations on Participating in a Piggyback Registration.

            (a) Except for the stockholders of the Company who have piggy-back registration rights and who are listed on Schedule 3.4 hereto and unless otherwise agreed by the Majority Selling Stockholders, no Person except the Company or the Stockholders shall be permitted to include any shares of Common Stock or Common Stock Rights for registration, offering, sale or distribution in any Piggyback Registration.

            (b) No Stockholder shall be entitled to participate in any Piggyback Registration if all of the Registrable Shares requested to be registered in such Piggyback Registration then may be publicly offered and sold by such Stockholder without registration or qualification under the Securities Act or state securities laws, without limitation as to volume or manner of sale and without any limitation, restriction or condition. If any dispute regarding the application of this Section 3.4(b) in a particular instance shall arise, then such dispute shall promptly thereafter be submitted for resolution by an independent law firm of recognized national standing selected by the Company and reasonably acceptable to the other parties to such dispute, and the written opinion of such law firm with respect to that particular dispute shall be final and conclusive. The Company shall endeavor to cause such law firm to render its opinion as promptly as reasonably practicable. In the event such law firm concurs with the Company in its opinion, the fees and expenses of such law firm shall be paid by the Investors and in the event such law firm concurs with the Investors in its opinion, the fees and expenses of such law firm shall be paid by the Company.

                                   ARTICLE IV

                    OBLIGATIONS WITH RESPECT TO REGISTRATION

      Section 4.1 In General. Whenever the Company is obligated by the provisions of Article II or Article III to effect the registration of any Registrable Shares under the Securities Act, the Company shall use its best efforts to effect the registration of all Registrable Shares which any Stockholder has requested to be included therein for offering, sale and distribution in accordance with the permitted intended methods of distribution thereof as quickly as practicable, and in connection therewith the Company will do the following as expeditiously as possible:

            (a) (A) subject to Section 2.6, if applicable, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies and which is available for the registration of the Registrable Shares requested to be registered in accordance with the intended methods of distribution thereof, (B) include (subject to Section 2.3, Section 3.2(b),
Section 3.2(c) and Section 3.4(b), if applicable) in the Registration Statement all Registrable Shares requested to be included pursuant to Article II or
Article III (as the case may be), and (C) use its best efforts to cause such Registration Statement to become effective;

            (b) prepare and file with the Commission such amendments and post-effective amendments and supplements to the Registration Statement or any prospectus as may be necessary to keep the Registration Statement effective, current and in compliance with the provisions of the Securities Act, until the last to occur of (A) the sale or other distribution of all of the Registrable Shares covered by such Registration Statement in accordance with the intended methods of distribution thereof, (B) the one hundred twentieth (120th) day following the effective date of such Registration Statement, (C) the expiration of all periods during which transactions in Registrable Shares by a dealer are not exempt from the provisions of Section 5 of the Securities Act by virtue of
Section 4(3) of the Securities Act or during which any dealer is obligated under Rule 174 under the Securities Act to deliver a prospectus in connection with transactions involving Registrable Shares and (D) the expiration of all other periods, if any, during which the Registration Statement is required to remain effective in order to avoid a violation of applicable law by any Stockholder or the Company related to the sale or other distribution of all of the Registrable Shares covered by such Registration Statement in accordance with the intended methods of distribution thereof;

            (c) at least three (3) Business Days prior to filing any Registration Statement or prospectus or any amendment or supplement thereto, furnish to each Stockholder and each underwriter, if any, of the Registrable Shares covered by such Registration Statement copies of such Registration Statement or prospectus as proposed to be filed (including documents to be incorporated by reference therein), which documents will be subject to the reasonable review and comments of such Stockholders (and their respective counsel) during such three-Business-Day period, and if any Stockholder objects to any statements in any such documents with respect to such Stockholder or the distribution of the Registrable Shares to be included by him in such Registration Statement, the Company shall promptly revise such statements to such Stockholder's reasonable satisfaction;

            (d) promptly notify each Stockholder of the effectiveness of the Registration Statement;

            (e) furnish to each Stockholder without charge and as soon as such documents become available to the Company, at least one copy of the Registration Statement and each amendment thereto, and such number of conformed copies thereof, copies of the prospectus (including each preliminary prospectus and each amendment or supplement thereto), in each case together with all exhibits thereto and all documents incorporated by reference in any of such documents as such Stockholder may reasonably (in light of such Stockholder's intended method of distribution) request in order to facilitate the disposition of the Registrable Shares being sold by such Stockholder (it being understood that the Company consents to the use, in compliance with the Securities Act, of each preliminary prospectus and prospectus and each amendment or supplement thereto by each Stockholder, each underwriter, broker, dealer, placement agent and other securities industry professional and each agent of each Stockholder in connection with the offering, sale and distribution of the Registrable Shares covered thereby);

            (f) promptly notify each Stockholder, at any time when a prospectus relating to Registrable Shares of such Stockholder covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the preliminary prospectus or prospectus included in such Registration Statement or any prospectus supplement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will, as promptly as practicable thereafter, prepare and file with the Commission and furnish to each Stockholder a supplement or amendment to such preliminary prospectus, prospectus or prospectus supplement so that, as thereafter delivered to the prospective purchasers of the Registrable Shares being distributed by such Stockholder, such preliminary prospectus, prospectus or prospectus supplement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (g) enter into customary agreements (including, in the case of an underwritten offering, an underwriting agreement in customary form); make such representations and warranties, to any underwriters, brokers, dealers, placement agents and other Persons involved in the distribution of the Registrable Shares included in such Registration Statement as in form, substance and scope are customarily made by issuers in similar circumstances or which may be reasonably requested;

            (h) furnish to each underwriter, broker, dealer or placement agent participating in any offering or sale or other distribution pursuant to such Registration Statement a signed counterpart of (A) an opinion of counsel to the Company addressed to such underwriter, broker, dealer or placement agent (as the case may be) and (B) a "cold comfort" letter or letters from the Company's independent certified public accountants, each in customary form and covering such matters of the type customarily covered by legal opinions or "cold comfort" letters (as the case may be) in similar offerings, sales or distributions of securities of similarly situated issuers and such other matters as the Majority Selling Stockholders may reasonably request;

            (i) prepare and file with the Commission promptly upon the request of any such Stockholder, any amendments or supplements to such Registration Statement or the applicable prospectus which, in the reasonable opinion of counsel for such Stockholder, is required under the Securities Act in connection with the distribution of Registrable Securities by such Stockholder;

            (j) effective on or prior to the date the Registration Statement becomes effective, use its best efforts to register or qualify the Registrable Shares covered by a Registration Statement under the securities or blue sky laws of such jurisdictions in the United States as the Selling Stockholders or any underwriter, broker, dealer or placement agent participating in the offering or sale or other distribution of the Registrable Shares covered thereby shall reasonably request, and do any and all other acts and things which may be reasonably necessary to enable each Selling Stockholder to consummate the offering and disposition of such Registrable Shares in such jurisdictions of such Registrable Shares in accordance with the permitted methods of distribution described in such Registration Statement; provided, however, that the Company shall in no event be required to qualify generally to do business as a foreign corporation or as a dealer in any jurisdiction where it is not otherwise required to be so qualified or, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction;

            (k) make generally available to the Company's security-holders earnings statements satisfying the provisions of the last sentence of Section 11(a) of the Securities Act no later than forty-five (45) days after the end of the twelve-month period beginning with the first month of the first fiscal quarter commencing after the effective date of the Registration Statement, which earnings statements shall cover said twelve-month period;

            (l) promptly notify each Selling Stockholder and each underwriter, broker, dealer and placement agent participating in any offering or sale or other distribution of securities covered by such Registration Statement of the issuance or threatened issuance of any stop order or other order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any preliminary prospectus, prospectus or prospectus supplement; use reasonable efforts to prevent the issuance of any such threatened stop order or other order, and; if any such order is issued, use its best efforts to obtain the lifting or withdrawal of such order at the earliest possible moment and promptly notify each Selling Stockholder and each such underwriter, broker, dealer and placement agent of any such lifting or withdrawal;

            (m) as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a Registration Statement, notify each Selling Stockholder of such filing and deliver a copy of such document to each Selling Stockholder;

            (n) cooperate with each Selling Stockholder and the underwriters, brokers, dealers and placement agents participating in any offering or sale or other distribution of securities covered by such Registration Statement to facilitate the timely preparation and delivery of certificates, not bearing any restrictive legends, unless otherwise required by such Stockholder, representing the securities covered by such Registration Statement, and enable all Registrable Shares of such Selling Stockholder covered thereby to be in such denominations and registered in such names as such Selling Stockholder may request;

            (o) use its best efforts to cause the Registrable Shares covered by the Registration Statement to be registered with or approved by such other governmental authorities within the United States and its territories as may be necessary to enable the Selling Stockholders to consummate the disposition of such securities in accordance with the intended methods of disposition;

            (p) cooperate with the Selling Stockholders and the underwriters, brokers, dealers and placement agents participating in any offering or sale or other distribution of securities covered by such Registration Statement in making any filings or submissions required to be made, and in furnishing all appropriate information in connection therewith, with the National Association of Securities Dealers, Inc., any national securities exchange, any other "self-regulatory organization" (as defined in the Exchange Act) or with any governmental authority;

            (q) promptly notify each Selling Stockholder and each underwriter, broker, dealer and placement agent participating in any offering or sale or other distribution of securities covered by such Registration Statement of the issuance or threatened issuance of any order suspending the registration or qualification of any Registrable Shares covered by such Registration Statement for disposition in any jurisdiction; use its reasonable efforts to prevent the issuance of any such threatened order and; if any such order is issued, use its best efforts to obtain the lifting or withdrawal of such order at the earliest possible moment and promptly notify each Selling Stockholder and each such underwriter, broker, dealer and placement agent of any such lifting or withdrawal;

            (r) if any shares of Common Stock or any other capital stock or securities of the same class, series, issue or other type as any Registrable Shares covered by such Registration Statement are or upon consummation of all sales and other distributions covered by such Registration Statement will be listed, qualified or otherwise eligible for trading or quotation on a national securities exchange or the Nasdaq National Market, the National Association of Securities

Dealers, Inc. Automated Quotation System or any similar quotation system, use its best efforts to cause, by the date of the first sale of any Registrable Shares pursuant to such Registration Statement, all Registrable Shares covered by such Registration Statement to be listed, qualified or eligible for trading or quotation on each such exchange or quotation system;

            (s) cause each of the Company, and use its best efforts to cause each of the respective Affiliates of the Company, to take all action necessary to effect each registration, offering, sale and distribution of the Registrable Shares contemplated hereby, including preparing and filing any required financial or other information;

            (t) make available to each registrar, transfer agent, trustee or similar agent or fiduciary for each class, series, issue or other type of Registrable Shares a supply of certificates or other instruments evidencing or constituting such Registrable Shares which shall be in a form complying with the requirements of such registrar, transfer agent, trustee or similar agent or fiduciary promptly after the registration of such Registrable Shares; and

            (u) take all other actions which are reasonably necessary or which may be reasonably requested by the Majority Investors or the Majority Stockholders or any underwriter, broker, dealer or placement agent participating in any offering or sale or other distribution of securities covered by such Registration Statement to effect the registration and qualification of the Registrable Shares covered by such Registration Statement and to facilitate the disposition thereof in accordance with the respective plans of distribution of the Selling Stockholders.

      Section 4.2 Suspension of Registration Proceedings. Notwithstanding anything to the contrary contained herein, if at any time after the filing of a Registration Statement but before it is declared effective by the Commission the Company determines, in its reasonable business judgment, that such offering, sale or other distribution covered thereby would result in a Disadvantageous Effect, then the Company may suspend the offering, sale or distribution of any of the Registrable Shares pursuant to such Registration Statement by giving written notice to such effect to each Selling Stockholder; provided, however, that (i) the Company may not require such suspension unless such suspension is also required on the part of each and every Person (including the Company) who proposes to offer, sell or otherwise distribute any securities pursuant to such Registration Statement and (ii) a suspension pursuant to this Section 4.2 or pursuant to Section 2.4 by reason of the existence of one or more Disadvantageous Effects shall be authorized only once during any twelve-month period. Any such suspension pursuant to this Section 4.2 shall terminate upon the first to occur of (i) the consummation of the transaction which is the asserted basis for such Disadvantageous Effect, (ii) the abandonment or termination of such transaction prior to consummation, (iii) the determination by the Board of Directors of the Company that such offering, sale or other distribution would not or would no longer result in such Disadvantageous Effect and (iv) the ninety-first (91st) day after the written notice of such suspension is given in accordance with this Section.

      Section 4.3 Procedures if Stop Order Issued. Each Selling Stockholder, upon receipt of any written notice from the Company of the happening of any event of the kind described in Section 4.1(f), will forthwith discontinue disposition of Registrable Shares pursuant to the applicable Registration Statement until such Selling Stockholder's receipt of the copies of the supplemented or amended preliminary prospectus, prospectus or prospectus supplement contemplated by Section 4.1(f), and, if so directed by the Company, such Selling Stockholder will deliver to the Company all copies in its possession of the most recent preliminary prospectus, prospectus or prospectus supplement covering such Registrable Shares at the time of receipt of such notice. In the event the Company shall give any such notice after a Registration Statement has become effective, the Company shall extend the period during which the effectiveness of such Registration Statement shall be maintained pursuant to
Section 4.1(b) hereof by the number of days during the period from and including the date of the giving of notice pursuant to Section 4.1(f) to the date when the Company shall make available to each Selling Stockholder the copies of the supplemented or amended preliminary prospectus, prospectus or prospectus supplement contemplated by Section 4.1(f).

      Section 4.4 Restriction on Other Sales. If any Demand Registration or Piggyback Registration is for or includes any underwritten offering of or including any Registrable Shares, neither the Company nor any Stockholder shall effect any public sale or distribution of any of the Company's equity interests or other securities of, or exercisable for, any class, series, issue or other type as any included in such Demand Registration or Piggyback Registration, other than as part of such Demand Registration or Piggyback Registration, for such period prior to and for such period after the effective date of the related Registration Statement covering such Registrable Shares as the managing underwriter shall reasonably and in good faith specify and the Majority Selling Stockholders shall approve in writing; provided that such period shall not exceed one hundred eighty (180) days after the effective date of the Registration Statement covering such Registrable Shares. In the case of any Demand Registration which is for or includes any other method of distribution of Registrable Shares, neither the Company nor any Stockholder shall effect any public sale or distribution of any of the Company's equity interests or other securities of, or exercisable for, any class, series, issue or other type as any included in such Demand Registration, otherwise than as part of such Demand Registration, during the period commencing on a date (specified at least ten days in advance by written notice given to the Company and the other Stockholders by the Majority Participating Stockholders) which is not more than fourteen (14) days before the effective date of the registration statement covering such Registrable Shares and ending on the one hundred eightieth (180th) day after the effective date of the Registration Statement covering such Registrable Shares, or for such shorter period as the Majority Stockholders may approve in writing. Any Contract entered into after the Commencement Date pursuant to which the Company issues any securities or becomes or may become obligated to register or to permit the participation in the registration of any securities of the Company shall contain a provision under which the holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in the first two sentences of this
Section 4.4, except as part of the relevant Demand Registration or Piggyback Registration (if such holders are entitled to participate therein without violation of this Agreement). The provisions of this Section 4.4 shall not prevent the conversion, exchange or exercise of any securities pursuant to their respective terms into or for other securities of the

Company or any public sale or other distribution by any of the Stockholders with the prior consent of the Majority Stockholders, and are supplemental to any similar requirements imposed by the Securities Act.

      Section 4.5 Participation in Underwritten Offers. No Person who otherwise has a right to participate in any underwritten offering in connection with a Demand Registration or a Piggyback Registration shall be entitled to so participate unless such Person (i) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

                                    ARTICLE V

                            EXPENSES OF REGISTRATION

      Section 5.1 Expenses. Except as provided in the last sentence of this
Section 5.1, all Registration Expenses incurred in connection with or otherwise incident to any Demand Registration or Piggyback Registration and the offering or sale or other distribution of any Registrable Shares in connection therewith shall be borne by the Company, whether or not any Registration Statement filed in connection therewith ever becomes effective or any such sale or other distribution ever is consummated.

                                   ARTICLE VI

                        INDEMNIFICATION AND CONTRIBUTION

      Section 6.1 Indemnification by the Company. The Company shall indemnify and hold harmless each Stockholder, each former Stockholder, each Person (if any) who controls such Stockholder or former Stockholder within the meaning of the Securities Act and each of their respective Affiliates, partners, directors, officers, employees and agents (collectively, the "Stockholder Indemnified Parties") from and against any liabilities, obligations, losses, damages, assessments, fines and penalties of any kind or nature, including all amounts paid or agreed to be paid in settlement of any claim, action, suit, hearing, proceeding or investigation (collectively, "Losses"), whether direct, indirect, joint or several, and subject to Section 6.3, also shall indemnify and reimburse each Stockholder Indemnified Party for all reasonable fees, costs and expenses (including reasonable fees and disbursements of counsel) in connection with preparing for, defending against or settling, prosecuting any appeal of any judgment entered in, or otherwise as a result of, any claim, action, suit, hearing, proceeding or investigation, in each case which in any manner results from, arises out of, or is based upon or related or attributable to (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement as originally filed or in any amendment thereof, or in any preliminary, final or summary prospectus, or in any amendment thereof or supplement thereto, or any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation by the Company of any federal or state law, rule or regulation or common law applicable to the Company and relating to action required of or inaction by the Company in connection with any Demand Registration or Piggyback Registration; provided, however, that, in the case of clause (i), the Company shall not be obligated to indemnify any Stockholder or any of its controlling Persons, Affiliates, partners, directors, officers, employees or agents for any Loss to the extent (and only to the extent) that such Loss arises solely from any such untrue statement made in or omission from the Registration Statement or any amendment thereof, or any related preliminary, final or summary prospectus or any amendment thereof or supplement thereto, which statement or omission related to information about such Stockholder or its proposed plan of distribution of the Registrable Shares of such Stockholder covered by such Registration Statement and was made or omitted in reliance upon and in conformity with the latest information about such Stockholder or its proposed plan of distribution of the Registrable Shares of such Stockholder covered by such Registration Statement which was provided to the Company by such Stockholder in writing for use in such Registration Statement (or amendment thereto) or such prospectus (or amendment thereof or supplement thereto). The Company will also indemnify each underwriter, selling broker, dealer manager, placement agent and similar securities industry professional participating in the distribution of Registrable Shares, its officers and directors and each Person who controls such Person (within the meaning of the Securities Act) to the extent required by such underwriter; provided, however, that if the Company and any such underwriter, selling broker, dealer manager or similar industry professional enters into an underwriting, purchase or other agreement relating to such distribution which contains provisions relating to indemnification and contribution between the Company and such Person, such provisions shall be deemed to govern indemnification and contribution as between the Company and such Person.

      Section 6.2 Indemnification by Each Stockholder. Each Stockholder, individually and not jointly, shall indemnify and hold harmless the Company and each Person, if any, who controls the Company within the meaning of the Securities Act (the "Company Indemnified Parties") and the Stockholder Indemnified Parties (other than such indemnifying Stockholder and its controlling Persons, Affiliates, partners, directors, officers, employees and agents) from and against any Loss to which such Company Indemnified Parties and/or Stockholder Indemnified Parties may become subject, and subject to Section 6.3, also shall indemnify and reimburse each Company Indemnified Party for all reasonable fees, costs and expenses (including reasonable fees and disbursements of counsel) in connection with preparing for, defending against or settling, prosecuting any appeal of any Judgment entered in, or otherwise as a result of any claim, action, suit, hearing, proceeding or investigation, in each case insofar and only insofar as such Loss or such claim, action, suit, hearing, proceeding or investigation arises solely out of or is based solely upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which any Registrable Shares of such Stockholder were offered and sold or in any related preliminary, final or summary prospectus, or in any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if the statement or omission related to information about such Stockholder or its proposed plan of distribution of the Registrable Shares of such Stockholder covered by such Registration Statement and was made or omitted in reliance upon and in conformity with the latest information about such Stockholder or its proposed plan of distribution of the Registrable Shares of such Stockholder covered by such Registration Statement which was provided by such Stockholder in writing specified for inclusion therein; provided, however, that such Stockholder will not indemnify or hold harmless any Company Indemnified Party and/or Stockholder Indemnified Party from or against any such Loss, fee, cost or expense if the untrue statement, omission or alleged untrue statement or omission upon which such Losses or expenses are based was contained in or omitted from (as the case may be) any preliminary prospectus, prospectus or summary prospectus, or any amendment thereof or supplement thereto, used after such time as the Company was advised by or on behalf of such Stockholder or the Company otherwise had knowledge that the information about such Selling Stockholder contained therein needs to be corrected, revised or supplemented.

      Section 6.3 Procedures. Each party claiming a right to indemnification under this Article VI (the "Indemnified Party") shall give notice to the party from whom such indemnification is or may be sought (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnification may be sought, and the Indemnifying Party may participate at its own expense in the defense, or if it so elects, assume the defense of any such claim and any action or proceeding resulting therefrom, including the employment of counsel and the payment of all expenses. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party from its obligations to indemnify such Indemnified Party, except to the extent the Indemnified Party's failure to so notify actually and materially prejudices the Indemnifying Party's ability to defend against such claim, action or proceeding. In the event that the Indemnifying Party elects to assume the defense in any action or proceeding, an Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but such Indemnified Party shall pay the fees and expenses of such separate counsel unless (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) any relief other than the payment of money is sought against the Indemnified Party or (iii) the named parties to any such action or proceeding (including any impleaded parties) include such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there is a conflict of interest between such Indemnified Party and the Indemnifying Party in the conduct of the defense of such action (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not assume the defense of such action or proceeding on such Indemnified Party's behalf, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be designated in writing by the applicable Indemnified Parties). If the Indemnifying Party elects not to defend, or if, after commencing or undertaking any such defense, the Indemnifying Party fails to prosecute or withdraws from such defense or fails to appeal any Judgment adverse or unfavorable to the Indemnified Party, the Indemnified Party shall have the right to undertake the defense, settlement or appeal thereof (as the case may be), at the Indemnifying Party's expense. If the Indemnified Party assumes the defense of any such claim, investigation, action, suit, hearing or proceeding pursuant to this Section 6.3 and proposes to settle the same prior to a final judgment thereon or to forgo or abandon any appeal available after final judgment thereon, then the Indemnified Party shall give the Indemnifying Party prompt written notice thereof and the Indemnifying Party shall have the right to participate in the settlement, assume or reassume the defense thereof or prosecute such appeal, in each case at the Indemnifying Party's expense. The Indemnifying Party shall not, without written consent of such Indemnified Party, settle or compromise or consent to entry of any judgment with respect to any such claim, investigation, action, suit, hearing or proceeding (i) in which any relief other than the payment of money damages is or may be sought against such Indemnified Party or (ii) which does not include as an unconditional term thereof the giving by the claimant, Person conducting such investigation or initiating such hearing, plaintiff or petitioner to such Indemnified Party of a release from all liability with respect to such claim, investigation, action, suit or proceeding and all other claims or causes of action (known or unknown) arising or which might arise out of the same facts.

      Section 6.4 Contribution. In order to provide for just and equitable contribution if a claim for indemnification pursuant to the indemnification provisions of this Article VI is made but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not been enforced in such case, even though the express provisions hereof provide for indemnification in such case or the indemnification provided for under this Article VI, even though so provided for, otherwise is unavailable to or insufficient to hold any Indemnified Party harmless to the full extent provided herein with respect to any Loss (or any fees, costs or expenses) for which such indemnification is provided for, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other, in connection with the statements or omissions which resulted in such Losses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) above but also the relative benefits received by the Indemnifying Party, on the one hand, and such Indemnified Party, on the other, from the subject offering or distribution, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by (or omitted to be supplied by) the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The relative benefits received by the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, shall be deemed to be in the same proportion as the net proceeds of the offering or other distribution received by the Indemnifying Party bears to the net proceeds of the offering or other distribution received by the Indemnified Party. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company and the Investors agree that it would not be just and equitable if contributions pursuant to this
Section 6.4 were to be determined by pro rata allocation (even if all Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6.4.

      Section 6.5 Limit on Liability of Stockholders. The parties agree, to the maximum extent permitted by law, that the obligations and liability of each Selling Stockholder with respect to any Demand Registration or Piggyback Registration, whether for indemnification pursuant to Section 6.2, contribution pursuant to Section 6.4 or otherwise, shall not in any event exceed in the aggregate the amount of net proceeds received by such Selling Stockholder from the sale of the Registrable Shares sold by such Selling Stockholder in such Demand Registration or Piggyback Registration.

                                   ARTICLE VII

                                  MISCELLANEOUS

      Section 7.1 Rules 144 and 144A. The Company covenants that following the registration of any Registrable Shares it will file any reports required to be filed by it under the Securities Act and the Exchange Act so as to enable Investors who continue to hold any Registrable Shares to sell such Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144 and 144A under the Securities Act, as each such Rule may be amended from time to time, or (ii) any similar rule or rules hereafter adopted by the Commission. Upon the request of any Stockholder, the Company will promptly deliver to such Stockholder a written statement as to whether it has complied with such requirements.

      Section 7.2 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given, unless approved in writing by the Company and by the Majority Investors and the Majority Shareholders (if adversely affected thereby). Notwithstanding the foregoing, any waiver or departure with respect to any matter which relates exclusively to the rights and obligations of Stockholders in a specific Piggyback Registration or Demand Registration, which relates only to the Registrable Shares being registered pursuant to that Piggyback Registration or Demand Registration, which applies only to such specific Piggyback Registration or Demand Registration, and which does not directly or indirectly adversely affect the rights of any other Stockholder with respect to any Registrable Shares not being so registered, shall be authorized and effective if approved in writing by the Company and the Majority Investors and any Shareholder adversely affected thereby.

      Section 7.3 Termination. The provisions of this Agreement shall terminate as to each Shareholder, other than the provisions of Article VI, which shall survive any such termination indefinitely, at the first time as of which all Registrable Shares held by such Shareholder may be publicly sold by such Shareholder without registration or qualification under the Securities Act or state securities laws, without limitations as to volume or manner of sale and without any limitation, restriction or condition; provided, however, that any obligations of the Company pursuant to Article V or any other provision of this Registration Rights Agreement with respect to any pending or completed Demand Registration or Piggyback Registration which have not been fully performed shall survive until fully performed. In the case of any dispute concerning whether the condition stated in the immediately preceding sentence has been satisfied as of any time, the opinion of an independent law firm of nationally recognized standing selected by the Majority Stockholders reasonably satisfactory to the Company shall be final and conclusive. The Company will pay the fees and expense of such law firm.

      Section 7.4 Certain Mergers and Other Events. If the Company proposes to consummate any consolidation, merger, binding share exchange or reorganization in which the Company is not the continuing corporation or any sale, conveyance, transfer or lease to another Person of the properties and assets of the Company as an entirety or substantially as an entirety and if, as a result of or in connection with such transaction, the Stockholders would receive or would be entitled to receive, in exchange for or otherwise with respect to the Registrable Shares held by them, any common stock, other capital stock or other securities of the successor or acquiring corporation or any Affiliate thereof or any Rights for any such common stock, capital stock or other securities, then the Company shall not consummate such transaction unless the successor or acquiring Person (as the case may be) shall, in a manner reasonably satisfactory to the Majority Investors, grant to the Stockholders registration rights which shall be no less favorable to the Stockholders than the provisions of this Agreement. In the event of (i) any reclassification, reorganization or change of the outstanding shares of Common Stock or other capital stock of the Company,
(ii) any consolidation, merger, binding share exchange or reorganization to which the Company is party (other than a consolidation, merger, share exchange or reorganization in which the Company is the continuing corporation and which does not result in any reclassification of or change in the Registrable Shares of any class, series or type), (iii) any event which results in the securities deliverable upon exercise or conversion of any Common Stock Rights referred to in the definitions of Registrable Shares in Section 1.1 consisting of or including any securities other than shares of

Common Stock, or (iv) any other event of any kind occurs which results in a change in the securities constituting or included in the Registrable Shares immediately before such event, then the Stockholders shall be entitled to registration rights with respect to all such securities issued or issuable to them by reason thereof which are comparable in all material respects to those provided for herein with respect to Registrable Shares. In the event any dispute relating to this Section 7.4 shall arise, then such dispute shall promptly thereafter be submitted for resolution by an independent law firm of recognized national standing selected by the Company and reasonably acceptable to the Majority Investors (acting as provided above in this Section), whose decision (with the advice of an independent investment banking firm of recognized national standing selected by such law firm, if such law firm believes it advisable to seek such advice) shall be final and conclusive. The reasonable fees and expenses of such law firm (and of any such investment banking firm) shall be paid by the Company.

      Section 7.5 Terms Generally; Certain Rules of Construction. The definitions of terms contained in this Agreement shall apply equally to both the singular and plural forms of the terms defined and words in the singular include the plural and words in the plural include the singular. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "herein", "hereof" and "hereunder" and words of similar import refer to this Agreement in its entirety and not to any part hereof unless the context shall otherwise require. All references herein to Sections shall be deemed references to Sections of this Agreement unless the context shall otherwise require. Unless otherwise expressly provided herein or unless the context shall otherwise require, any references as of any time to any agreement or other Contract, instrument or document or to any statute or regulation or any specific section or other provision thereof are to it as amended and supplemented through such time (and, in the case of a statute or regulation or specific section or other provision thereof, to any successor of such statute, regulation, section or other provision). Any reference herein to a "day" or number of "days" (without the explicit qualification of "Business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given on, the next Business Day. Unless otherwise expressly provided herein or unless the context shall otherwise require, any provision of this Agreement using a defined term (by way of example and without limitation, such as "Shareholders") which is based on a specified characteristic, qualification, feature or status shall, as of any time, refer only to such Persons who have the specified characteristic, qualification, feature or status as of that particular time. For purposes of this Agreement, (i) any acquisition or transfer of any Rights to subscribe for, purchase or otherwise acquire any Registrable Shares shall also constitute an acquisition or transfer or proposed transfer of the Registrable Shares issuable upon the exercise, exchange or conversion thereof and (ii) any Person who holds any Right to subscribe for, purchase or otherwise acquire any Common Stock, Registrable Shares or other securities shall be deemed to hold all such Common Stock, Registrable Shares or other securities which then would be issuable if it were assumed that such Right were then duly exercised, exchanged or converted in full. When used with reference to any Right, the term "exercise" shall mean to exercise the right to exchange or convert such Right for or into, subscribe for, purchase or otherwise acquire shares of Common Stock represented by such Right, and variants of such word (including "exercised" and "exercisable") shall have correlative meanings.

      Section 7.6 Determinations Generally. Unless otherwise expressly provided herein, all decisions and determinations required or permitted to be made hereunder by any Stockholder, (including any decision as to whether to give any consent or approval) shall be made by such Person in its sole discretion.

      Section 7.7 Communications. All notices and other communications required or permitted by this Agreement shall be in writing, and (i) if to the Company, to The Mentus Group, Inc., 9531 West 78th Street, Minneapolis, MN 55344,
Attention: Chairman, or to such other address as the Company may designate in a written notice to each Stockholder, (ii) if to any Investor, to such Investor at such Investor's address appearing on Schedule 1 hereto or supplied by such Investor in writing to the Company for the purpose of such notice or (iii) if to any Shareholder's address appearing on Schedule 2 hereto or supplied by such Shareholder in writing to the Company for purpose of such notice. All notices and other communications required or permitted by this Agreement shall be deemed to have been duly given if personally delivered to the intended recipient at the proper address determined pursuant to this Section 7.7 or sent to such recipient at such address by registered or certified mail, return receipt requested, Express Mail, Federal Express or similar overnight delivery service for next Business Day delivery or by telegram, telex or facsimile transmission and will be deemed given, unless earlier received: (1) if sent by certified or registered mail, return receipt requested, five calendar days after being deposited in the United States mail, postage prepaid; (2) if sent by Express Mail, Federal Express or similar overnight delivery service for next Business Day delivery, the next Business Day after being entrusted to such service, with delivery charges prepaid or charged to the sender's account; (3) if sent by telegram or telex or facsimile transmission, on the date sent and (4) if delivered by hand, on the date of delivery. The Company shall, promptly upon request of any Person required or permitted to give any notice or other communication hereunder to any holders of the Subject Shares supply to such Person the most recent addresses of such holders as they appear in the Company's records.

      Section 7.8 Binding Effect; Successors and Assigns; Entire Agreement. Except as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended or shall be construed to confer upon or give any Person (including creditors, stockholders and Affiliates of the Company) other than the parties and the Persons who from time to time are Stockholders any remedy or claim under or by reason of this Agreement or any term, covenant or condition hereof, all of which shall be for the sole and exclusive benefit of the parties. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Company and the Persons who from time to time are Stockholders and their respective successors. Except as otherwise specifically permitted or contemplated by this Agreement, neither this Agreement nor any of the rights, interests or obligations of the Company hereunder shall be assigned or delegated without the prior written consent of the Majority Investors. The provisions of Article VI shall inure to the benefit of, and be enforceable by, each of the Stockholder Indemnified Parties and the Company Indemnified Parties. This Agreement constitutes the entire agreement of the parties with respect to the subject matter herein and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the specific subject matter hereof. Without limiting the generality of the foregoing, each Stockholder which is or may be entitled, by law or Contract or otherwise, to any registration rights (other than those granted by this Agreement) with respect to any shares of Common Stock, Rights or other securities at any time or from time to time issued by the Company hereby agrees that all such rights are hereby terminated and this Agreement supersedes each and every such Contract of which such Stockholder is presently a party or beneficiary.

      Section 7.9 Governing Law; Consent to Jurisdiction; Service of Process.

            (a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, regardless of the laws that might be applicable under principles of conflicts of law except to the extent that Delaware General Corporate Law mandatorily applies.

            (b) To the fullest extent permitted by applicable law, each party hereto hereby irrevocably and unconditionally (i) submits, for itself and its property, to the nonexclusive jurisdiction of any New York State or Federal court sitting in New York City (and of any appellate court to which an appeal of any judgment, order, decree or decision of any such court may be taken) in any suit, action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment rendered in any such suit, action or proceeding, (ii) waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding in any such court, including any claim that any such suit, action or proceeding has been brought in an inconvenient forum, (iii) waives all rights to a trial by jury in any such suit, action or proceeding, and (iv) waives personal service of any summons, complaint or other process by any means, manner or method other than in the manner provided for the giving of notices to such party in Section 7.7 and agrees that any process served upon such party in such manner provided for in
Section 7.7 shall have the same validity and legal force and effect as if served upon such party personally within the State of New York. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

      Section 7.10 Interpretation. The headings of the articles and sections contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect the meaning or interpretation of this Agreement.

      Section 7.11 No Implied Waivers. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any agreements, covenants, obligations or commitments contained herein or made pursuant hereto. The waiver by any party of a breach or benefit of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by any party or beneficiary to exercise any right, privilege or remedy hereunder shall be deemed a waiver of such party's or beneficiary's rights, privileges or remedies hereunder or shall be deemed a waiver of such party's or beneficiary's rights to exercise the same at any subsequent time.

      Section 7.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

      Section 7.13 Further Assurances. Each party shall cooperate and take such actions as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby. The obligations of the Company with respect to the Registrable Shares of any Stockholder included in any Demand Registration or Piggyback Registration are subject to the compliance by such Stockholder with the immediately preceding sentence, but the failure of any Stockholder to so comply shall not affect the Company's obligations with respect to the Registrable Shares of any other Stockholder included therein.

      Section 7.14 Severability. If any provision of this Agreement or the application thereof to any person or circumstance is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby; provided that, if any provision hereof or the application thereof shall be so held to be invalid, void or unenforceable by a final judgment of a court of competent jurisdiction, then such court may substitute therefor a suitable and equitable provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid, void or unenforceable provision and if such court shall fail or decline to do so, the parties shall negotiate in good faith a suitable and equitable substitute provision. To the extent that any provision shall be judicially unenforceable in any one or more states, such provision shall not be affected with respect to any other state, each provision with respect to each state being construed as several and independent.

      Section 7.15 Specific Performance. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of such provisions will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

      Section 7.16 Facsimile Signatures. This Agreement may be executed and delivered through facsimile signature.

      Section 7.17 Additional Shareholders. Subject to the prior written consent of the Majority Investors, but without the necessity of the consent or approval of any other party to this Agreement or any other Person, any of the Persons named on Schedule 3.4 hereto may become a party to this Agreement and a "Shareholder" hereunder by executing and delivering to the Company and the

Investors a written instrument, in form and substance reasonably satisfactory of the Majority Investors, by which such Person agrees to become a party to this Agreement bound by all of the provisions hereof applicable to a Shareholder and terminates all other rights, if any, which such Person may have with respect to the registration or qualification under federal or state securities laws of shares of Common Stock or other securities of the Company.


                     (Signatures continued on the next page)

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                       THE MENTUS GROUP, INC.


                                       By:   ___________________________________
                                             Name:
                                             Title:

                                       21ST CENTURY COMMUNICATIONS T-E
                                       PARTNERS, L.P.

                                       By:   SANDLER INVESTMENT
                                             PARTNERS, L.P., General Partner

                                       By:   SANDLER CAPITAL
                                             MANAGEMENT, General Partner

                                       By:   MJM MEDIA CORP., a
                                             General Partner


                                       By:   ___________________________________
                                             Michael J. Marocco
                                             President

                                       21ST CENTURY COMMUNICATIONS
                                       PARTNERS, L.P.

                                       By:   SANDLER INVESTMENT
                                             PARTNERS, L.P., General Partner

                                       By:   SANDLER CAPITAL
                                             MANAGEMENT, General Partner

                                       By:   MJM MEDIA CORP., a
                                             General Partner


                                       By:   ___________________________________
                                             Michael J. Marocco
                                             President

                                       21ST CENTURY COMMUNICATIONS
                                       FOREIGN PARTNERS, L.P.

                                       By:   SANDLER INVESTMENT
                                             PARTNERS, L.P., General Partner

                                       By:   SANDLER CAPITAL
                                             MANAGEMENT, General Partner

                                       By:   MJM MEDIA CORP., a General Partner


                                       By:   ___________________________________
                                             Michael J. Marocco
                                             President

                                       [Other parties to be inserted]